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                                                                    EXHIBIT 10.2

                                   TERM NOTE


$1,840,120
                                                              New York, New York
                                                                 April 22, 1996

         FOR VALUE RECEIVED, NYTEST ENVIRONMENTAL INC., a Delaware corporation, NEI/GTEL ENVIRONMENTAL LABORATORIES, INC., a Delaware corporation and NEI OF PENNSYLVANIA, INC., a Delaware corporation (collectively, the "Borrowers") hereby jointly and severally promise to pay to the order of THE CIT GROUP/CREDIT FINANCE, INC. (the "Lender") the principal sum of One Million Eight Hundred Forty Thousand One Hundred Twenty Dollars ($1,840,120) advanced to the Borrowers by the Lender pursuant to a certain Loan and Security Agreement of even date herewith between the Borrowers and the Lender (as extended, amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") in sixty (60) consecutive monthly installments of Thirty Thousand Six Hundred Sixty-Nine Dollars ($30,669.00), each payable on the first day of each month commencing on the first day of May, 1996; provided, however, that the payment due on April 1, 2001 shall be in an amount sufficient to repay in full the outstanding principal amount under this Term Note and all accrued interest thereon outstanding on such date. Whenever any payment to be made hereunder is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         Borrowers jointly and severally promise to pay interest from the date hereof on the outstanding principal balance hereof, at such rate per annum and payable on such dates as are determined pursuant to the Loan Agreement. Borrowers jointly and severally promise to pay interest, payable on demand, on any overdue amounts from the due date thereof at the rate provided for in the Loan Agreement.

         This Note is the Term Note referred to in the Loan Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, and for mandatory and voluntary prepayment of the principal hereof prior to the maturity hereof, all upon the terms and conditions therein specified.

         All payments of principal and interest shall be made as provided in the Loan Agreement in United States dollars and immediately available funds at the office of Lender located at 135 West 50th Street, New York, New York 10020 or for its account at Chemical Bank, or such other place or bank as Lender may designate.





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         Each Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. Each Borrower jointly and severally promises to pay all reasonable costs of collection and enforcement of this Note, including reasonable attorneys' fees and disbursements. No delay or failure by the holder in exercising any of its rights hereunder in any particular instance shall constitute a waiver thereof in that or any subsequent instance.

         The obligations of the Borrowers under this Note are secured by the security interests granted to Lender under the Loan Agreement and the other Loan Documents. In addition, the holder of this Note is entitled to the benefits of the guaranty referred to in Section 9.6 of the Loan Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.


                           NYTEST ENVIRONMENTAL, INC.


                           By:  /s/ John Gaspari
                             ------------------------------------
                             Name:  John Gaspari
                             Title: CEO


                           NEI/GTEL ENVIRONMENTAL LABORATORIES, INC.


                           By:  /s/ John Gaspari
                             ------------------------------------
                             Name:  John Gaspari
                             Title: CEO


                           NEI OF PENNSYLVANIA, INC.


                           By:  /s/ John Gaspari
                             ------------------------------------
                             Name:  John Gaspari
                             Title: CEO





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